VOID AFTER THE EXPIRATION TIME,
                WARRANT TO PURCHASE 83,333 SHARES OF COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.


          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT AND/OR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS WARRANT AND SUCH SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.


Warrant Certificate No. W-4

     This is to Certify That, for value received, The Whitehaven Group, LLC, the registered holder hereof, or its registered assigns (the registered holder or assigns are being referred to hereinafter as the "Warrantholder"), is entitled to purchase from Software Publishing Corporation Holdings, Inc., a Delaware corporation (the "Company"), subject to the provisions of this Common Stock Warrant Certificate, at any time and from time to time on or after January 5, 1999 (the "Exercise Date"), and before 5:00 p.m., New York City time, on January 4, 2001 (the "Expiration Time"), at the price of $2.15625 per share (as adjusted as herein provided, the "Exercise Price"), up to eighty three thousand three hundred thirty three shares of the common stock, par value $.001 per share (the "Common Stock"), of the Company (such number of shares of Common Stock purchasable upon the exercise of this Warrant Certificate, as adjusted from time to time pursuant to the provisions hereinafter set forth, are referred to in this Warrant Certificate as the "Warrant Shares").

     The number of Warrants (the "Warrants") evidenced by this Warrant Certificate (the "Warrant Certificate"), the number and character of shares of Warrant Shares and the Exercise Price are subject to adjustment from time to time as provided herein.

     The terms of the Warrants are as follows:

1.   Exercise of Warrants.

          (a) The Warrants may be exercised, in whole or in part, commencing on the Exercise Date and on or prior to the Expiration Time by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at 3A Oak Road, Fairfield, New Jersey 07004, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Exercise Price payable in respect of the Warrants being exercised. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof) evidencing the balance of the Warrants that remain exercisable.

          (b) On the date of exercise of the Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which the exercise relates.

          (c) As soon as practicable, but not in excess of ten days, after the exercise of all or part of the Warrants, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder a certificate or certificates evidencing the number of fully-paid and nonassessable Warrant Shares to which the Warrantholder shall be entitled upon such exercise.

          (d) No certificates for fractional Warrant Shares shall be issued upon the exercise of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Share to the nearest whole share of Common Stock.

     2.   Issuance of Common Stock; Reservation of Shares.

          (a) The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully-paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          (b) The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

     3. Adjustments of Exercise Price, Number and Character of Warrant Shares, and Number of Warrants.

          The Exercise Price the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

          (a) Stock Dividends, Subdivisions and Combinations. If after the date hereof the Company shall:

                    (i) pay a dividend or make a distribution in shares of Common Stock to holders of its capital stock of any class;

                    (ii) subdivide the outstanding shares of its Common Stock into a larger number of shares;

                    (iii) combine the outstanding shares of its Common Stock into a smaller number of shares; or

                    (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company;

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the record date, in the case of a dividend or distribution, and the effective date, in the case of a subdivision, combination or reclassification.

          (b) Issuance of Additional Shares of Common Stock. If, after the date hereof, the Company shall (except as hereinafter provided) issue any Additional Shares of Common Stock (as defined in Subparagraph 3(l) below) for a consideration less than the Exercise Price then in effect, then, upon each such issuance, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

                    (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the then effective Exercise Price; and

                    (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued.

          The provisions of this Paragraph 3(b) shall not apply to any Additional Shares of Common Stock which are distributed to holders of Common Stock as a stock dividend or subdivision, for which an adjustment is provided for under Paragraph 3(a). No adjustment of the Exercise Price shall be made under this Paragraph 3(b) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities (as defined in Paragraph 3(c) below) if any such adjustment shall previously have been made (or determined not to be required) upon the date of issuance of such warrants or other rights or upon the date of issuance of such convertible securities (or upon the date of issuance of any warrants or other rights therefor) pursuant to Paragraphs 3(c) or 3(d).

          (c) Issuance of Warrants, Stock Options or Other Rights. In case the Company shall issue any warrants, stock options or other rights to subscribe for or purchase any Additional Shares of Common Stock or any securities convertible into Additional Shares of Common Stock, other than Warrants (in each event, "Convertible Securities"), or the Company shall amend, modify or otherwise change the price of warrants, stock options or other rights outstanding on the original issuance date of this Warrant to subscribe for or purchase any Additional Shares of Common Stock or the conversion rate of any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, stock options or other rights or pursuant to the terms of such Convertible Securities shall be less than the Exercise Price in effect on the date of grant or the date of price change of such warrants, stock options or other rights, then the Exercise Price shall be adjusted in the manner prescribed in Paragraph 3(b) on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants, stock options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (ii) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to such warrants, stock options or other rights or pursuant to the terms of such Convertible Securities.

          (d) Issuance of Convertible Securities. In case the Company shall issue any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Exercise Price in effect on the date of issuance of such Convertible Securities, then the Exercise Price shall be adjusted in the manner prescribed in Paragraph 3(b) on the basis that

(i) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (ii) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to the terms of such Convertible Securities. No adjustment of the Exercise Price shall be made under this Paragraph 3(d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any options, warrants or other subscription or purchase rights therefor, if any, such adjustment shall previously have been made upon the issuance of such options, warrants or other rights pursuant to Paragraph 3(c) above.

          (e) Other Provisions Applicable to Adjustments Under this Section 3. The following provisions shall be applicable to the making of adjustments in the Exercise Price hereinbefore provided in this Section 3.

                    (i)  Computation of Consideration.

                              (A) To the extent that any Additional Shares of Common Stock or any Convertible Securities or any options, warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities or options, warrants or other rights are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities or options, warrants or other rights are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof.

                              (B) To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company

                              (C) The consideration for any Additional Shares of
          Common  Stock  issuable  pursuant  to any  options,  warrants or other
          rights  to   subscribe   for  or  purchase   the  same  shall  be  the
          consideration received by the Company for issuing such options, warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such options, warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing any options, warrants or other rights to subscribe for or purchase such Convertible Securities plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities.

                              (D) In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of equity securities other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities consideration equal to the amount of such dividend so paid or satisfied.

                    (ii) Readjustment of Exercise Price. Subject to the provisions of the second sentence of this Subparagraph 3(e)(ii), upon the expiration of the right to convert or exchange any Convertible Securities, or upon the expiration of any rights, options or warrants, or upon any increase in the minimum consideration receivable by the Company for the issuance of Additional Shares of Common Stock pursuant to such Convertible Securities, rights, options or warrants, if any, if such Convertible Securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities or upon exercise of any such rights, options or warrants shall no longer be computed as set forth above, and the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 3 after the issuance of such Convertible Securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such Convertible Securities or the issuance of such rights, options or warrants been made on the basis of the issuance only of the number of Additional Shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities or upon the exercise of such rights, options or warrants, or upon the basis of such increased minimum consideration, as the case may be, and thereupon only the number of Additional Shares of Common Stock actually so issued or the number thereof issuable upon the basis of such increased minimum consideration shall be deemed to have been issued and only the consideration actually received or such increased minimum consideration receivable by the Company (computed as provided in Subparagraph 3(i)(a) shall be deemed to have been received by the Company. No such readjustment of the Exercise Price shall be made unless the Exercise Price was adjusted under the provisions of Paragraph 3(c) above at the time such rights, options or warrants were issued.

          (f) Extraordinary Dividends. In case the Company shall declare a dividend upon its Common Stock (except a dividend payable in shares of Common Stock referred to in clause (i) of Paragraph 3(a) or a dividend payable in warrants, rights or Convertible Securities referred to in Paragraph 3(c) or 3(d) payable otherwise than out of retained earnings), the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock to the extent otherwise than out of retained earnings or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined in good faith by the Board of Directors of the Company; provided, that in no event shall the Exercise Price be reduced to less than the then current par value of the Common Stock per share. For the purposes of the foregoing, a dividend payable other than in cash or capital stock of the Company shall be considered payable out of retained earnings only to the extent that such retained earnings are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company. Such reduction shall take effect as of the date on which a record is taken for the purpose of such dividend or if a record is not taken, the date as of which the holders of the Common Stock of record entitled to such dividend are to be determined. Appropriate readjustment of the Exercise Price shall be made in the event that any dividend referred to in this Paragraph 3(f) shall be lawfully abandoned.

          (g) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change of the Exercise Price then in effect of less than one cent ($.01) per share. Any adjustment of less than one cent ($.01) per share of any Exercise
Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) per share or more. However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the effective date upon which this Warrant Certificate is exercised.

          (h) Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Holder.

          (i) Capital Reorganizations and Other Reclassifications. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph 3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(i).

          (j) Adjustments to Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the exercise price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a) through (i), inclusive.

          (k)   Deferral   of   Issuance   of   Additional   Shares  in  Certain
Circumstances. In any case in which this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Warrantholder exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

          (l) Additional Shares of Common Stock Defined. For purposes of this Warrant Certificate, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company on or after the date hereof except shares of Common Stock issued upon the exercise of any of options granted or available for grant under the Company's 1994 Long-Term Incentive Plan, the Company's Outside Director and Advisor Stock Option Plan, the Company's Software Publishing Corporation 1989 Stock Plan and the Company's Software Publishing Corporation 1991 Stock Option Plan.

     4.   Definition of Common Stock.

          The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the date hereof except as otherwise provided in
Section 3.

     5.   Notices of Record Date, etc.

          In the event the Company shall propose to take any action of the types requiring an adjustment of the Exercise Price or the number or character of the Warrant Shares or Warrants pursuant to Section 3 or a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed, the Company shall give notice to each Warrantholder as provided in Section 11, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonable necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrants. In the case of any action which will require the fixing of a record date, unless otherwise provided in this Warrant Certificate, such notice shall be given at least twenty days prior to the date so fixed, and in case of all other action, such notice shall be given at least thirty days prior to the taking of such proposed action.

     6.   Replacement of Securities.

          If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

     7.   Registration.

          This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Office as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

     8.   Transfer.

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT AND/OR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS WARRANT AND SUCH SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

     9.   Benefits and Obligations of Subscription Agreement.

          The holder of any Warrant Shares shall receive the benefits of and be subject to the obligations, including restrictions on the transferability of the Warrant Shares, as set forth in that certain Subscription Agreement, dated April 27, 1998, between the Company and the Warrantholder pursuant to which this Warrant Certificate was issued, a copy of which is on file at the Company Offices.

     10.  Exchange of Warrant Certificates.

          This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

     11.  Notices.

          All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing by the Warrantholder and, if to the Company, at the Company Offices.

     12.  Miscellaneous.

          This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     13.  Expiration.

          Unless as hereinafter provided, the right to exercise these Warrants shall expire at the Expiration Time.


Dated: As of July 3, 1998


                                          SOFTWARE PUBLISHING CORPORATION
                                                  HOLDINGS, INC.





                                          By: /s/ Mark E. Leininger
                                             Mark E. Leininger, President


ATTEST:



     /s/ Marc E. Jaffe
  Marc E. Jaffe, Secretary

                                  EXERCISE FORM



                                               Dated:_______________, 19__


TO: SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.:

          The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock, and hereby makes payment of _____________ in payment of the actual Exercise Price thereof.

                                   ----------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK


      Name:    ___________________________________________________________
                        (Please type or print in block letters)

    Address:   ___________________________________________________________

               ___________________________________________________________

               ___________________________________________________________

   Signature:  ___________________________________________________________
               (Signature must conform in all respects to the name of the
                Warrantholder as set forth on the face of this Warrant Certificate.)

                                 ASSIGNMENT FORM


          FOR VALUE RECEIVED, ____________________________________ hereby sells, assigns and transfers unto


        Name:    __________________________________________________________
                         (Please type or print in block letters)


     Address:    __________________________________________________________

                 __________________________________________________________

                 __________________________________________________________


the right to purchase Common Stock represented by this Warrant Certificate to the extent of ________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated: ______________________________



     Signature: _____________________________________________________________
                 (Signature must conform in all respects to the name of the
                  Warrantholder as set forth on the face of this Warrant Certificate.)